Fees Summary	Oct. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,187,473.68
Previously Paid Amount	0.00
Total Fee Amount	1,406.89
Total Offset Amount	0.00
Net Fee	$ 1,406.89